FINANCIAL INSTRUMENTS - Disclosure of information about key assumptions to measure fair value of warrants (Details) - Series 2024 [Member] $ / shares in Units, $ in Thousands	Jun. 30, 2026 CAD ($) Year $ / shares
Disclosure of detailed information about financial instruments [line items]
Expected volatility	71.35%
Share price (Canadian Dollar)	$ 0.24
Expected life (in years) | Year	4.092
Risk-free interest rate	2.97%
Expected dividend yield	0.00%
Per Warrant (Canadian Dollar)	$ 0.016
Total Warrants (Canadian Dollar in thousands) | $	$ 12